                                                                   EXHIBIT 99.4


                                  HUBLink, Inc.

                   Condensed Financial Statements (Unaudited)

                             March 31, 1998 and 1997

                                  HUBLink, Inc.
                             Condensed Balance Sheet
                                 March 31, 1998
                                   (Unaudited)

                                         Assets                                          1998
                                                                                         ----
Current Assets:
      Cash                                                                          $    58,084
      Accounts receivable, net of allowance for doubtful accounts of $209,193           452,532
      Prepaid expenses                                                                   38,473
                                                                                    -----------
                             Total current assets                                       549,089

Fixed assets, net                                                                       481,278
Other assets                                                                             35,904
                                                                                    -----------
                             Total assets                                           $ 1,066,271
                                                                                    ===========

                          Liabilities and Stockholders' Equity
Current liabilities:
      Line of credit                                                                    922,000
      Notes payable                                                                   1,135,000
      Current portion of capital lease obligations                                       65,671
      Current portion of deferred revenue                                             1,252,321
      Accounts payable                                                                  299,700
      Accrued expenses                                                                  189,193
                                                                                    -----------
                             Total current liabilities                                3,863,885

Long-term portion of capital lease obligations                                           95,562
Long-term portion of deferred revenue                                                   193,357
                                                                                    -----------
                             Total liabilities                                        4,152,804
                                                                                    -----------

Stockholders' equity (deficit):
      Common stock                                                                    4,193,196
      Deferred compensation                                                             (51,108)
      Accumulated deficit                                                            (7,228,621)
                                                                                    -----------
                             Total stockholders' equity (deficit)                    (3,086,533)
                                                                                    -----------

                             Total liabilities and stockholders' equity (deficit)   $ 1,066,271
                                                                                    ===========

            See Accompanying Note to Condensed Financial Statements.

                                  HUBLink, Inc.
                        Condensed Statement of Operations
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)

Revenue:
             Software                                                $  74,000
             Services                                                  407,258
             Other                                                      18,352
                                                                     ---------
                          Total revenues                               499,610
                                                                     ---------
Cost of Revenue:
             Software                                                        -
             Services                                                  206,486
                                                                     ---------
                          Total cost of revenue                        206,486
                                                                     ---------

                          Gross Profit                                 293,124
                                                                     ---------

Operating Expenses:
             Sales and marketing                                       306,456
             Research and development                                  424,667
             General and administrative                                222,866
                                                                     ---------
                          Total operating expenses                     953,989
                                                                     ---------

                          Loss from operations                        (660,865)

Interest expense                                                       (48,023)
                                                                     ---------

    Net loss                                                         $(708,888)
                                                                     =========

            See Accompanying Note to Condensed Financial Statements.

                                  HUBLink, Inc.
                        Condensed Statement of Cash Flows
                    For the Three Months Ended March 31, 1998
                                   (Unaudited)

Cash flows from operating activities:
      Net loss                                                                                $(708,888)
      Adjustments to reconcile net loss to net cash used in operating activities:
          Depreciation and amortization                                                          44,713
          Compensation related to stock options                                                  21,756
          Changes in assets and liabilities:
              Accounts receivable                                                              (103,568)
              Prepaid expenses and other current assets                                          (1,619)
              Other assets                                                                          818
              Deferred revenue                                                                  319,225
              Accounts payable                                                                  (27,188)
              Accrued expenses                                                                   41,226
                                                                                              ---------
                            Net cash used in operating activities                              (413,525)
                                                                                              ---------

Cash flows from investing activities --
      Purchase of fixed assets                                                                   (7,416)
                                                                                              ---------

Cash flows from financing activities:
      Net repayments under line of credit                                                       (48,421)
      Proceeds from note payable                                                                500,000
      Repayment of capital lease obligations                                                    (17,237)
                                                                                              ---------
                            Net cash provided by financing activities                           434,342
                                                                                              ---------

                            Net increase in cash                                                 13,401

Cash at beginning of period                                                                      44,683
                                                                                              ---------
Cash at end of period                                                                         $  58,084
                                                                                              =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION --
      Interest paid                                                                           $  51,525
                                                                                              =========


SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING INFORMATION --
      Fixed assets acquired under capital lease obligations                                   $  53,490
                                                                                              =========

            See Accompanying Note to Condensed Financial Statements.

                                  HUBLink, Inc.
                        Condensed Statement of Operations
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)

Revenue:
             Software                                                           $ 120,000
             Services                                                             453,264
             Hardware sales                                                        38,794
             Other                                                                 44,700
                                                                                ---------
                          Total revenues                                          656,758
                                                                                ---------
Cost of Revenue:
             Software                                                                   -
             Services                                                             201,168
             Hardware sales                                                        53,832
                                                                                ---------
                          Total cost of revenue                                   255,000
                                                                                ---------

                          Gross profit                                            401,758
                                                                                ---------

Operating Expenses
             Sales and marketing                                                  558,000
             Research and development                                             279,000
             General and administrative                                           100,000
                                                                                ---------
                          Total operating expenses                                937,000
                                                                                ---------

                          Loss from operations                                   (535,242)

Interest expense                                                                  (20,000)
                                                                                ---------

   Net Loss                                                                     $(555,242)
                                                                                =========

             See Accompanying Note to Condensed Financial Statements

                                  HUBLink, Inc.
                        Condensed Statement of Cash Flows
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)

Cash flows from operating activities:
      Net loss                                                                                $(555,242)
      Adjustments to reconcile net loss to net cash used in operating activities:
          Depreciation and amortization                                                          35,270
          Compensation related to stock options                                                   5,256
          Changes in assets and liabilities:
              Accounts receivable                                                               279,480
              Prepaid expenses and other current assets                                           4,600
              Other assets                                                                         (698)
              Deferred revenue                                                                  (51,077)
              Accounts payable                                                                 (195,000)
              Accrued expenses                                                                  (30,689)
                                                                                              ---------
                            Net cash used in operating activities                              (508,100)
                                                                                              ---------

Cash flows from investing activities --
      Purchase of fixed assets
                                                                                                (69,181)
                                                                                              ---------

Cash flows from financing activities:
      Proceeds from the issuance of common stock                                                989,250
      Repayment of line of credit borrowings                                                   (325,000)
      Repayment of capital lease obligations                                                    (33,211)
      Repayment of note payable borrowings                                                      (10,000)
                                                                                              ---------
                            Net cash provided by financing activities                           621,039
                                                                                              ---------

                            Net increase in cash                                                 43,758

Cash at beginning of period                                                                      28,781
                                                                                              ---------
Cash at end of period                                                                         $  72,539
                                                                                              =========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION --
      Interest paid                                                                           $  20,000
                                                                                              =========


SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING INFORMATION --
      Fixed assets acquired under capital lease obligations                                   $  12,044
                                                                                              =========

            See Accompanying Note to Condensed Financial Statements.

                                  HUBLink, Inc.
                     Note to Condensed Financial Statements
                             March 31, 1998 and 1997

1.    General

The accompanying Condensed Financial Statements as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 are unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for the fair presentation of the financial position and results of operations and cash flows for the periods presented have been included. Results for interim periods are not necessarily indicative of results that may be expected for the full year.

These Condensed Financial Statements should be read in conjunction with the HUBLink, Inc. Financial Statements and Notes for the years ended December 31, 1997 and 1996 included herein in this Current Report on Form 8-K dated May 27, 1998.